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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 27, 2005

                              IPC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      333-82540                 74-3022102
(State or other jurisdiction     (Commission file number)      (IRS Employer
of incorporation)                                            Identification No.)

             88 Pine Street, Wall Street Plaza, New York, NY 10005
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 825-9060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 7.01 REGULATION FD DISCLOSURE

     On July 27, 2005, IPC Acquisition Corp. (the "Company") issued a press release announcing that it is extending its cash tender offer for any and all of its 11.50% Senior Subordinated Notes due 2009 (the "Offer") to 10:00 a.m., New York City time, on August 5, 2005. The Offer was commenced on June 17, 2005 and was due to expire at 10:00 a.m., New York City time, on August 1, 2005. A copy of the press release announcing the extension of the Offer is attached as
Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT   DESCRIPTION
NO.
-------   ----------------------------------------------------------------------
99.1      Press release of IPC Acquisition Corp. issued on July 27, 2005.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IPC Acquisition Corp.

Dated: July 27, 2005                    By: /s/ TIMOTHY WHELAN
                                            Timothy Whelan
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer and Duly Authorized Officer)